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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of earliest event reported):   March 5, 2001



                         HYPERTENSION DIAGNOSTICS, INC.
                         ------------------------------
             (Exact name of Registrant as specified in its charter)


         Minnesota                         0-24635               41-1618036
-----------------------------    ------------------------   --------------------
(State or other jurisdiction     (Commission File Number)   (I.R.S. Employer
     of incorporation)                                      Identification No.)


 2915 Waters Road, Suite 108
 Eagan, Minnesota                                                55121
---------------------------                                      -----
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code: 651-687-9999



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Items 1, 2, 3, 4, 6, and 8 are not applicable and therefore omitted.

ITEM 5.   OTHER EVENTS

         In connection with the offering of 2,752,192 Redeemable Class B Warrants as described in the Company's Registration Statement on Form S-3 (File No. 333-53200) as filed on January 4, 2001 and as subsequently amended, Hypertension Diagnostics, Inc. has received approval by The Nasdaq SmallCap Market for the listing of its Redeemable Class B Warrants on The Nasdaq SmallCap Market. Trading of the Redeemable Class B Warrants will begin on Wednesday, March 7, 2001 under the symbol "HDIIZ." The Company's Registration Statement on Form S-3 (File No. 333-53200) was declared effective by the U.S. Securities and Exchange Commission at 5:30 p.m. Washington D.C. time on January 23, 2001.

         In the press release dated March 5, 2001, exhibit 99.1 hereto, the Company announced the approval by The Nasdaq SmallCap Market for the listing of the Redeemable Class B Warrant. In a notice to Redeemable Class A Warrant holders dated March 6, 2001, exhibit 99.2 hereto, the Company informed the Redeemable Class A Warrant holders of the approval of listing of the Redeemable Class B Warrants.

ITEM 7.  EXHIBITS.

    Exhibit 99.1     Press Release dated March 5, 2001

    Exhibit 99.2     Notice to Redeemable Class A Warrant holders dated March 6,
                     2001.







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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   HYPERTENSION DIAGNOSTICS, INC.

                                   By /s/ James S. Murphy
                                      ------------------------------------------
                                      Its Senior Vice President, Finance and
                                      Administration and Chief Financial Officer


Dated:   March 6, 2001